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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)  September 30, 1996
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                          Security Banc Corporation
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           (Exact name of registration as specified in its charter)


          Ohio                          0-13655                31-1133284
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(State or other Jurisdiction    (Commission File Number)    (IRS Employer
of Incorporation)                                           Identification No.)


                 40 S. Limestone St., Springfield, OH  45502
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (937) 324-6800


                                     N/A
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        (Former name of former address, if changed since last report)


Date of report:       September 30, 1996
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ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS

On September 30, 1996 Registrant consummated the merger with CitNat Bancorp, Inc., Urbana, Ohio. As part of the merger, 908,072 shares of Registrant stock was issued to CitNat common stock and option holders.



                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Security Banc Corporation


                                        /s/ J. William Stapleton
Dated:

October 10, 1996